Exhibit 10.60

AMENDMENT NUMBER 7 TO LOAN AND SECURITY AGREEMENT

        THIS AMENDMENT NUMBER 7 TO LOAN AND SECURITY AGREEMENT (this "Amendment"), is dated as of October 31, 2004, by and between WELLS FARGO FOOTHILL, INC., a California corporation (formerly known as Foothill Capital Corporation) ("Lender") and QAD Inc., a Delaware corporation ("Borrower").

W I T N E S S E T H

        WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement, dated as of September 8, 2000 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

        WHEREAS, Borrower has requested that Lender amend the Loan Agreement to provide for a reset of certain financial covenants;

        WHEREAS, subject to the satisfaction of the conditions set forth herein, Lender is willing to so consent to the amendment of the Loan Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

          1.    DEFINITIONS.    Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

          2.    AMENDMENT TO THE LOAN AGREEMENT.    Section 7.20(a)(ii) of the Loan Agreement is hereby amended and restated in its entirety as follows:

            "Tangible Net Worth. Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

Applicable Amount	Applicable Date
$16,700,000	April 30, 2004
$22,300,000	July 31, 2004
$23,000,000	October 31, 2004
$22,000,000	January 31, 2005"

          3.    CONDITIONS PRECEDENT TO THIS AMENDMENT.    The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

            (a)   The representations and warranties of the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

            (b)   No Default or Event of Default shall have occurred and be continuing; and

            (c)   No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower or Lender.

          4.    CONSTRUCTION.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA

  APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

          5.    ENTIRE AMENDMENT; EFFECT OF AMENDMENT.    This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendment to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

          6.    COUNTERPARTS; TELEFACSIMILE EXECUTION.    This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

WELLS FARGO FOOTHILL, INC., a California corporation
By:	/s/ KURT DUERFELDT
Name:	Kurt Duerfeldt
Title:	SVP
QAD INC. a Delaware corporation
By:	/s/ DANIEL LENDER
Name:	Daniel Lender
Title:	EVP and Chief Financial Officer